UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 3, 2018
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 3, 2018, Alexandre Macedo resigned as a Class A director of Carrols Restaurant Group, Inc.’s ("CRG") Board of Directors (the "Board") effective as of the close of business on February 5, 2018. Effective February 5, 2018, Burger King Corporation ("BKC") appointed Matthew Dunnigan, Chief Financial Officer of Restaurant Brands International Inc. (“RBI”), the indirect parent company of BKC, as a Class A director of the Board to fill the vacancy created by the resignation of Mr. Macedo. Mr. Dunnigan was appointed to the Board pursuant to BKC’s right to elect two members of the Board as Class A directors as set forth in the Certificate of Designation of the Series A Convertible Preferred Stock held by BKC. Other than Mr. Dunnigan role as an executive officer of the indirect parent company of BKC, which owns all of the outstanding shares of Series A Preferred Stock which is convertible into 20.5% of CRG’s outstanding common stock, Mr. Dunnigan does not have any other relationships with CRG that would be required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Dunnigan has been Chief Financial Officer of RBI since January 22, 2018. Mr. Dunnigan served as RBI’s Treasurer from October 2014 to January 22, 2018. Prior to joining RBI, Mr. Dunnigan served as Vice President of Crescent Capital Group LP from September 2013 to October 2014. Mr. Dunnigan served for three years as an investment professional for H.I.G. Capital from July 2008 to June 2011. Prior to that Mr. Dunnigan worked in investment banking with Bear, Stearns & Co., Inc. for two years.

Mr. Dunnigan brings significant experience with the strategic, financial and operational issues of restaurant companies in connection with his employment as an executive officer of RBI.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: February 20, 2018

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President, General Counsel and Secretary